UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2026

CDT Equity Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41245	87-3272543
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4851 Tamiami Trail North, Suite 200, Naples, FL	34103
(Address of principal executive offices)	(Zip Code)

(646) 491-9132

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CDT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock	CDTTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amended Securities Purchase Agreement with Sarborg Limited

On August 31, 2026, CDT Equity Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Securities Purchase Agreement, dated February 19, 2026 (as amended, the “Agreement”), with Sarborg Limited, a Cayman Islands exempted company (“Sarborg”). Under the Agreement, the Company agreed to pay Sarborg $8,000,000 in consideration for a 20% equity interest in Sarborg. Pursuant to the Amendment: (i) $1,750,000 (or such other amount as may be mutually agreed) of the $8,000,000 cash consideration shall be satisfied through the issuance of shares of the Company’s Common Stock to Sarborg, subject to a 4.99% beneficial ownership limitation; (ii) the Company agreed to pay certain audit costs incurred in connection with Sarborg’s fiscal year 2024, fiscal year 2025, and pro-forma 2026 review, which amount shall be credited against the cash consideration owed to Sarborg; and (iii) the remaining cash consideration shall be paid from proceeds of the Company’s at-the-market program, with the Company agreeing to make minimum payments of $150,000 per month and with any remaining outstanding balance due no later than May 31, 2027. On August 31, 2026, the Company issued 650,000 shares of Common Stock (the “Sarborg Shares”) to Sarborg based on the price per share on August 28, 2026, to partially satisfy the $1,750,000 payable in shares of the Company’s Common Stock.

The foregoing description of the Agreement and Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and Amendment, copies of which are filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 24, 2026, and Exhibit 10.1 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Senior Secured Convertible Promissory Note to J.J. Astor & Co.

On August 31, 2026, the Company issued a senior secured convertible promissory note (the “Note”) to J.J. Astor & Co. (the “Lender”), in the principal amount of $541,620 (the “Principal Amount”). The Note was issued pursuant to the Loan Agreement, dated as of June 11, 2026, as amended and restated to date (the “Loan Agreement”), between the Company, CDT Equity Ltd. (the “Subsidiary Guarantor”) and the Lender. The Company received $401,200 before deducting closing fees, with net proceeds of $375,002 funded to the Company. On September 4, 2026, the Note was repaid in full and is no longer outstanding. In connection with the issuance of the Note, the Company also issued to the Lender Common Stock Purchase Warrants (the “Warrants”) to purchase 237,000 shares of the Company’s Common Stock (the “Warrant Shares”) at an exercise price of $1.69 per share. The Warrants are exercisable immediately upon issuance and will expire five years after the issue date.

The Note was secured by a first priority lien on all right, title, and interest in the Collateral (as defined in the Security and Pledge Agreement entered into on June 11, 2026, as amended) of the Company and the Subsidiary Guarantor. Ninety percent (90%) of the net proceeds from the Company’s existing at-the-market offering program with A.G.P./Alliance Global Partners were applied to pay down the Note until the Note had been paid in full, and only thereafter to the Company’s Amended and Restated Senior Secured Convertible Note, dated June 11, 2026 (as amended, the “Existing Note”). The Company was also obligated to continue making all installment payments required under the Existing Note.

Subject to applicable limitations, the Lender had the right to convert all or any portion of the outstanding amount of the Note into shares of Common Stock (the “Conversion Shares”) at a conversion price equal to the greater of (i) seventy percent (70%) of the lowest volume-weighted average price of the Common Stock over the twenty (20) consecutive trading days preceding the applicable conversion date, or (ii) $0.338 (the “Floor Price”), subject to adjustment. The Lender was prohibited from converting an amount that would result in the Lender beneficially owning in excess of 4.99% of the outstanding shares of Common Stock (which the Lender could increase to 9.99% in its sole discretion). No Conversion Shares were issued, and because the Note was repaid in full on September 4, 2026, no Conversion Shares will be issued.

The issuance of Warrant Shares in excess of 19.99% of the current number of outstanding shares of Common Stock is subject to stockholder approval under the applicable rules and regulations of The Nasdaq Stock Market LLC, to the extent required by such rules and regulations. The Company agreed to convene a stockholder meeting to obtain such approval if requested by the Lender, but no later than October 31, 2026.

The foregoing description of the Note and Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Note and Warrants, copies of which are filed as Exhibit 10.2 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated by reference into this Item 3.02.

The Company issued the Sarborg Shares, Note, and Warrants, and expects to issue the Warrant Shares upon exercise of the Warrants, in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereunder as a transaction not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant
10.1	Amendment No. 1, dated August 31, 2026, to the Securities Purchase Agreement, dated February 19, 2026, between CDT Equity Inc. and Sarborg Limited
10.2	Senior Secured Convertible Note, dated August 31, 2026, between CDT Equity Inc. and J.J. Astor & Co.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDT EQUITY INC.

September 4, 2026	By:	/s/ James Bligh
	Name:	James Bligh
	Title:	Chief Executive Officer and Chief Financial Officer